                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 12, 2001


                                 SPX CORPORATION
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                        1-6948                  38-1016240
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             700 Terrace Point Drive
                          Muskegon, Michigan 49443-3301
                          -----------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (231) 724-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

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Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.


         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1 Joint press release of SPX Corporation and United Dominion Industries Limited dated March 12, 2001, incorporated by reference into this Current Report on Form 8-K.

                  Exhibit 99.2 Presentation materials of SPX Corporation, incorporated by reference into this Current Report on Form 8-K.

                  Exhibit 99.3 Merger Agreement, dated March 10, 2001, between SPX Corporation and United Dominion Industries Limited, incorporated by reference into this Current Report on Form 8-K.

Item 9.           Regulation FD Disclosure.

                  On March 12, 2001, SPX Corporation ("SPX") issued a joint press release with United Dominion Industries Limited ("UDI") announcing that SPX and UDI had entered into a merger agreement for the acquisition of UDI by SPX. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. Certain supplementary information to be used in connection with a conference call on March 12, 2001 hosted by SPX regarding the proposed merger is filed as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the merger agreement between SPX and UDI is filed as Exhibit 99.3 to this Current Report on Form 8-K.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2001

                               SPX CORPORATION


                               By: /s/ Christopher J. Kearney
                                   ---------------------------------------------
                                   Christopher J. Kearney
                                   Vice President, Secretary and General Counsel

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                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------
99.1                Joint press release of SPX Corporation and United Dominion
                    Industries Limited dated March 12, 2001, incorporated by
                    reference into this Current Report on Form 8-K.

99.2 Presentation materials of SPX Corporation, incorporated by reference into this Current Report on Form 8-K.

99.3                Merger Agreement, dated March 10, 2001, between SPX
                    Corporation and United Dominion Industries Limited, incorporated by reference into this Current Report on Form
                    8-K.